Execution Version

GUARANTY dated as of June 26, 2026 among ATHENE ANNUITY RE LTD., as Guarantor, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

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TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS
Section 1.01    Credit Agreement Definitions    1
Section 1.02    Additional Defined Terms    1
ARTICLE II GUARANTY
Section 2.01    The Guaranty.    2
Section 2.02    Guaranty Absolute    3
Section 2.03    Payments.    4
Section 2.04    Discharge; Reinstatement in Certain Circumstances    4
Section 2.05    Waiver by the Guarantor.    5
Section 2.06    Agreement to Pay; Subordination of Subrogation Claims    7
Section 2.07    Stay of Acceleration    7
Section 2.08    No Set-Off    7
ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 3.01    Representations and Warranties; Certain Agreements    8
Section 3.02    Information    8
Section 3.03    Subordination by the Guarantor    8
ARTICLE IV SET-OFF
Section 4.01    Right of Set-Off    9
ARTICLE V MISCELLANEOUS
Section 5.01    Notices.    9
Section 5.02    Benefit of Agreement    10
Section 5.03    No Waivers; Non-Exclusive Remedies    10
Section 5.04    Enforcement    10
Section 5.05    Amendments and Waivers    10
Section 5.06    Governing Law; Submission to Jurisdiction.    10
Section 5.07    Limitation of Law; Severability.    12
Section 5.08    Counterparts; Integration; Effectiveness    12
Section 5.09    WAIVER OF JURY TRIAL    12
Section 5.10    Termination    13
Section 5.11    Conflict    13

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v.

GUARANTY dated as of June 26, 2026 (as amended, restated, amended and restated, modified or supplemented from time to time, this “Agreement”) between ATHENE ANNUITY RE LTD., an exempted company incorporated under the laws of Bermuda (the “Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Finance Parties referred to herein.
The Guarantor is a Borrower under the Credit Agreement dated as of June [26], 2026 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”) among Athene Life Re Ltd., an exempted company incorporated under the laws of Bermuda (“ALRe”), Athene Annuity and Life Company, an Iowa corporation (“AAIA” and, together with ALRe and the Guarantor, each a “Borrower” and, collectively, the “Borrowers”), and the Guarantor, as borrowers thereunder, the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, any syndication agents party thereto (together with their respective successor or successors in such capacity, the “Syndication Agents”), and any documentation agents party thereto (together with their respective successor or successors in such capacity, the “Documentation Agents”).
To induce the Lenders to enter into the Credit Agreement, and as a condition precedent to the obligations of the Lenders under the Credit Agreement, the Guarantor has agreed to become a guarantor hereunder.
The Lenders, the Administrative Agent, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to the Credit Agreement, the Syndication Agents, the Documentation Agents, and each Indemnitee and their respective successors and assigns are herein referred to individually as a “Finance Party” and collectively as the “Finance Parties”.
Accordingly, for this and other valuable consideration, effective concurrently with the effectiveness of the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent for the benefit of the Finance Parties as follows:
ARTICLE I
DEFINITIONS
Section 1.01Credit Agreement Definitions. Terms defined in the introductory statement hereof have the respective meaning set forth therein. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement shall also apply to this Agreement.
Section 1.02Additional Defined Terms. As used in this Agreement, the following additional terms have the meanings specified below:
“Discharge of Guaranteed Obligations” has the meaning specified in Section 2.04.
“Fraudulent Transfer Laws” has the meaning specified in Section 2.01(c).
“Guaranteed Obligations” has the meaning specified in Section 2.01(a).
“Insolvency or Liquidation Proceeding” has the meaning specified in Section 2.01(a).
ARTICLE II
GUARANTY
Section 2.01The Guaranty.

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(a)The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety: (x) the due and punctual payment of:
(i)all principal of, premium (if any) and interest on any Loan borrowed by any other Borrower under, or any Note issued by any other Borrower pursuant to, the Credit Agreement or any other Loan Document (including, without limitation, any interest which accrues after the commencement of (A) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to such Borrower, (B) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding with respect to such Borrower or any material portion of its respective assets, (C) any liquidation, dissolution, reorganization or winding up of such Borrower whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (D) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Borrower (each an “Insolvency or Liquidation Proceeding”), whether or not allowed or allowable as a claim in any such proceeding);
(ii)all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any other Borrower pursuant to the Credit Agreement or any other Loan Document (including, without limitation, (A) all expenses of the Administrative Agent, Agent-Related Persons or the Lenders as to which one or more of them have a right to reimbursement by any other Borrower under Section 10.04(a) of the Credit Agreement or under any other similar provision of any other Loan Document, (B) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by any other Borrower under Section 10.04(b) of the Credit Agreement or under any other similar provision of any other Loan Document and (C) any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to any other Borrower, whether or not allowed or allowable as a claim in any such proceeding); and
(iii)all other amounts now or hereafter payable by any other Borrower pursuant to any Loan Document and all other obligations or liabilities now existing or hereafter arising or incurred on the part of such Borrower pursuant to any Loan Document (including, without limitation, any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect such Borrower, whether or not allowed or allowable as a claim in any such proceeding);
in each case, together with all renewals, modifications, consolidations or extensions thereof and whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof; and (y) the due and punctual performance of all covenants, agreements, obligations and liabilities of any other Borrower under or pursuant to the Loan Documents; provided, it is understood and agreed that each
Borrower under the Credit Agreement is severally and not jointly liable for their respective obligations under the Credit Agreement (all such monetary and other obligations referred to in clauses (x) and (y) above being herein collectively referred to as the “Guaranteed Obligations”).
(b)The books and records of the Administrative Agent showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations.
(c)Anything contained in this Agreement to the contrary notwithstanding, the obligations of the Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render the Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any

provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor (i) in respect of intercompany indebtedness to any other Borrower or any of their Affiliates to the extent that such indebtedness would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by the Guarantor hereunder and (ii) under any guaranty of Debt subordinated in right of payment to the Guaranteed Obligations which guaranty contains a limitation as to a maximum amount similar to that set forth in this paragraph pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets of the Guarantor to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of the Guarantor pursuant to (i) applicable Law or (ii) any agreement providing for an equitable allocation among the Guarantor and any other Borrower and their Affiliates of obligations arising under guaranties by such parties. If the Guarantor’s liability hereunder is limited pursuant to this paragraph to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which the Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.
Section 2.02Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Finance Parties with respect thereto. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by the Guarantor, of the Guaranteed Obligations in each and every particular. The Finance Parties shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations.
The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which the Guarantor may have at any time against any other Borrower, the Administrative Agent, any Finance Party or any other Person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Borrower to any Finance Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower.
The Guarantor has irrevocably and unconditionally delivered this Agreement to the Administrative Agent, for the benefit of the Finance Parties. The irrevocable and unconditional liability of the Guarantor hereunder applies whether it is jointly and severally liable for the entire amount of the Guaranteed Obligations, or only for a pro-rata portion, and without regard to any rights (or the impairment thereof) of subrogation, contribution or reimbursement that the Guarantor may now or hereafter have against any other Borrower or any other Person. This Agreement is and shall remain fully enforceable against the Guarantor irrespective of any defenses that any other Borrower may have or assert in respect of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations.
Section 2.03Payments.
(a)Payments to be Made Upon Default. If any other Borrower fails to pay or perform any Guaranteed Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise) or if any Default or Event of Default specified in Section 8.01(f) of the Credit Agreement occurs with respect to such Borrower, the Guarantor shall, promptly following demand by the Administrative Agent, pay the aggregate amount of all Guaranteed Obligations to the Administrative Agent.

(b)General Provisions as to Payments. Each payment hereunder shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff, at the Administrative Agent’s Office in Dollars and in immediately available funds. Without limiting the foregoing, the Guarantor shall make all payments hereunder in accordance with Section 2.10 of the Credit Agreement. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Agreement.
(c)Application of Payments. All payments received by the Administrative Agent hereunder shall be applied as provided in Section 8.03 of the Credit Agreement.
Section 2.04Discharge; Reinstatement in Certain Circumstances. The Guarantor’s obligations hereunder shall remain in full force and effect until the latest to occur of (i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such interest is, or would be, allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Debt in respect of any other Borrower outstanding under the Loan Documents and termination of all commitments to lend or otherwise extend credit under the Loan Documents to any other Borrower and (ii) payment in full in cash of all other Guaranteed Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including legal fees and other expenses, costs or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs or charges is, or would be, allowed in such Insolvency or Liquidation Proceeding but excluding unasserted contingent indemnification obligations) (the occurrence of all of the foregoing being referred to herein as “Discharge of Guaranteed Obligations”). No payment or payments made by any other Borrower or any other Person or received or collected by any Finance Party from such Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder, it being understood that the Guarantor shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Discharge of Guaranteed Obligations. If at any time any payment by any other Borrower or any other Person of any Guaranteed Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Borrower or other Person or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, such Borrower or such other Person or any substantial part of its respective property or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. The Guarantor party hereto agrees that payment or performance of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations shall also toll the statute of limitations applicable to the Guarantor’s liability hereunder.

Section 2.05Waiver by the Guarantor.
(a)General Waivers. The Guarantor hereby waives presentment to, demand of payment from and protest to any other Borrower of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Administrative Agent or any other Finance Party protect, secure, perfect or insure any Lien or any property subject thereto. The Guarantor further waives any right to require that resort be had by the Administrative Agent or any other Finance Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent or any other Finance Party in favor of any other Borrower, the Guarantor or any other Person. The Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by Law, and agrees that the Guarantor’s obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which the Guarantor might otherwise have as a result of or in connection with any of the following:
(i)any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any other Borrower, the Administrative Agent, any other Finance Party, or any of them, or any other Person, pertaining to the Guaranteed Obligations;
(ii)any adjustment, indulgence, forbearance or compromise that might be granted or given by the Administrative Agent or any other Finance Party to any other Borrower or any other Person liable on the Guaranteed Obligations; or the failure of the Administrative Agent or any other Finance Party to assert any claim or demand or to exercise any right or remedy against such Borrower under the provisions of any Loan Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Borrower under this Agreement;
(iii)the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any other Borrower or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any other Borrower, or any change, restructuring or termination of the corporate structure or existence of such Borrower, or any sale, lease or transfer of any or all of the assets of such Borrower, or any change in the shareholders, partners, or members of such Borrower; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;
(iv)the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by Law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any other Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Borrower, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;
(v)any full or partial release of the liability of any other Borrower or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that any party other than such Borrower will be liable to perform the Guaranteed Obligations, or that the Finance Parties will look to any other party to perform the Guaranteed Obligations;
(vi)the taking or accepting of any other security, collateral or guarantee, or other assurance of payment, for all or any part of the Guaranteed Obligations;
(vii)the failure of the Administrative Agent, any other Finance Party or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;
(viii)any payment by any other Borrower to the Administrative Agent or any other Finance Party being held to constitute a preference under Title 11 of the United States Code or any similar Federal, foreign or state Law, or for any reason the Administrative Agent or any other Finance Party being required to refund such payment or pay such amount to such Borrower or someone else;
(ix)any other action taken or omitted to be taken with respect to the Guaranteed Obligations, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;
(x)the fact that all or any of the Guaranteed Obligations cease to exist by operation of Law, including by way of a discharge, limitation or tolling thereof under applicable Debtor Relief Laws;
(xi)the existence of any claim, set-off or other right which the Guarantor may have at any time against any other Borrower, the Administrative Agent, any other Finance Party or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or
(xii)any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, the Guarantor as a matter of Law or equity other than the final payment in full of the Guaranteed Obligations.
All waivers herein contained shall be without prejudice to the right of the Administrative Agent at its option to proceed against any other Borrower, the Guarantor or any other Person, whether by separate action or by joinder.
Section 2.06Agreement to Pay; Subordination of Subrogation Claims. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Finance Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of any other Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Finance Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by the Guarantor of any sums to the Administrative Agent or any other Finance Party as provided above, all rights of the Guarantor against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations and Discharge of Guaranteed Obligations. No failure on the part of any other Borrower or any other Person to make any payments in respect of any subrogation, contribution, reimbursement, indemnity or similar right (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor with respect to its obligations hereunder. If any amount shall erroneously be paid to the Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Finance Parties and shall forthwith be turned over to the Administrative Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Administrative Agent, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Section 2.07Stay of Acceleration. If acceleration of the time for payment of any amount payable by any other Borrower under or with respect to the Guaranteed Obligations is stayed upon the insolvency or bankruptcy of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other agreement or instrument evidencing or securing the Guaranteed Obligations shall nonetheless be payable by the Guarantor hereunder, jointly and severally, forthwith on demand by the Administrative Agent.

Section 2.08No Set-Off. No act or omission of any kind or at any time on the part of any Finance Party in respect of any matter whatsoever shall in any way affect or impair the rights of the Administrative Agent or any other Finance Party to enforce any right, power or benefit under this Agreement, and no set-off, claim, reduction or diminution of any Guaranteed Obligation or any defense of any kind or nature which the Guarantor has or may have against any other Borrower or any Finance Party shall be available against the Administrative Agent or any other Finance Party in any suit or action brought by the Administrative Agent or any other Finance Party to enforce any right, power or benefit provided for by this Agreement other than a defense of payment in full of the Guaranteed Obligations; provided that nothing herein shall prevent the assertion by the Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Agreement shall be construed as a waiver by the Guarantor of any rights or claims which it may have against any Finance Party hereunder or otherwise, but any recovery upon such rights and claims shall be had from such Finance Party separately, it being the intent of this Agreement that the Guarantor shall be unconditionally and absolutely obligated to perform fully all its obligations, covenants and agreements hereunder for the benefit of each Finance Party.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 3.01Representations and Warranties; Certain Agreements. The Guarantor hereby represents, warrants and covenants as follows:
(a)All representations and warranties contained in the Credit Agreement that relate to the Guarantor and this Agreement are true and correct.
(b)The Guarantor agrees to comply with each of the covenants contained in the Credit Agreement that impose or purport to impose restrictions or obligations on the Guarantor.
(c)The Guarantor acknowledges that any default in the due observance or performance by the Guarantor of any covenant, condition or agreement contained herein may constitute an Event of Default under Section 8.01 of the Credit Agreement.
(d)There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.
(e)The Guarantor has, independently and without reliance upon the Administrative Agent or any other Finance Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Agreement, and the Board of Directors (or persons performing similar functions in case of a Guarantor which is not a corporation) of the Guarantor has decided that a direct or an indirect benefit will accrue to the Guarantor by reason of the execution of this Agreement.
(f)(i) This Agreement is not given with actual intent to hinder, delay or defraud any Person to which the Guarantor is or will become, on or after the date hereof, indebted; and (ii) the Guarantor has received at least a reasonably equivalent value in exchange for entering into this Agreement.
Section 3.02Information. The Guarantor assumes full responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or any other Finance Party will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 3.03Subordination by the Guarantor. In addition to the terms of subordination provided for under Section 2.06, the Guarantor hereby subordinates in right of payment all indebtedness of any other Borrower owing to it, whether originally contracted with the Guarantor or acquired by the Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof. Notwithstanding the foregoing, until such time as the Administrative Agent shall have exercised any remedy pursuant to Section 8.02 of the Credit Agreement (or the principal amount of the Loans shall have become automatically due and payable pursuant to the proviso thereof), the Guarantor shall be permitted to make and receive payments on any such indebtedness so long as such indebtedness is otherwise permitted or not restricted by the Credit Agreement.

ARTICLE IV
SET-OFF
Section 4.01Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of any Event of Default under the Credit Agreement, each Finance Party (and each of its Affiliates) is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Finance Party (including, without limitation, branches, agencies or Affiliates of such Finance Party wherever located) to or for the credit or account of the Guarantor against obligations and liabilities of the Guarantor then due to the Finance Parties hereunder or under the other Loan Documents, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Finance Party subsequent thereto. The Guarantor hereby agrees that to the extent permitted by law any Person purchasing a participation in a Loan or a Note whether or not acquired pursuant to the arrangements provided for in Section 10.06 of the Credit Agreement, may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Finance Party.

ARTICLE V
MISCELLANEOUS
Section 5.01Notices.
(a)Notices Generally. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission or other electronic communication) and mailed, faxed or delivered, to the address, facsimile number or (subject to paragraph (b) below) electronic mail address specified for notices: (i) in the case of the Guarantor, as specified for such Person in or pursuant to Section 10.02 of the Credit Agreement; (ii) in the case of the Administrative Agent or any Lender, as specified in or pursuant to Section 10.02 of the Credit Agreement; or (iii) in the case of any party, at such other address as shall be designated by such party in a notice to the Administrative Agent and each other party hereto. Notices and other communications hereunder sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile or other electronic communication shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).
(b)Electronic Communications. Notices and other communications to the Finance Parties hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Finance Party if such Finance Party has notified the Administrative Agent that it is incapable of receiving notices by electronic communication. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Section 5.02Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Guarantor may not assign or transfer any of its interests and obligations without prior written consent of the Administrative Agent (and any such purported assignment or transfer without such consent shall be void). Upon the assignment by the Administrative Agent or any Finance Party of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitments and the Loans owing to it) or any other Loan Document to any other Person permitted under the Credit Agreement, such other Person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise.

Section 5.03No Waivers; Non-Exclusive Remedies. No failure or delay on the part of the Administrative Agent or any other Finance Party to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Agreement or any other Loan Document, or other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by Law.

Section 5.04Enforcement. The Finance Parties agree that this Agreement may be enforced only by the action of the Administrative Agent (acting upon the instructions of the Required Lenders if required under the Loan Documents) and that no other Finance Party shall have any right individually to seek to enforce this Agreement, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Finance Parties upon the terms of this Agreement; provided, however, that the foregoing shall not prohibit (i) any Lender from exercising setoff rights in accordance with Section 4.01 or (ii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Guarantor under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then in addition to the matters set forth in the preceding proviso and subject to the Credit Agreement, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 5.05Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Guarantor and the Administrative Agent (with the consent of the Required Lenders or, to the extent required by Section 10.01 of the Credit Agreement, such other portion of the Lenders as may be specified therein).

Section 5.06Governing Law; Submission to Jurisdiction.
(a)GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)SUBMISSION TO JURISDICTION. (i) THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY FINANCE PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE OTHER PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. (ii) EACH OF THE PARTIES HERETO (OTHER THAN THE GUARANTOR) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE GUARANTOR IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN (x) THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF OR (y) THE COURTS OF THE JURISDICTION OF INCORPORATION OR FORMATION OF THE GUARANTOR AND ANY APPELLATE COURT FROM ANY THEREOF, AND THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. (iii) EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING REFERRED TO IN THIS PARAGRAPH (b) SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(c)WAIVER OF VENUE. (i) EACH OF THE PARTIES HERETO (OTHER THAN THE GUARANTOR) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b)(i) OF THIS SECTION. EACH OF THE PARTIES HERETO (OTHER THAN THE GUARANTOR) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (ii) THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b)(ii) OF THIS SECTION. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)Appointment of Process Agent. The Guarantor hereby irrevocably and unconditionally appoints Corporation Service Company, with an address on the date hereof at 19 West 44th Street, Suite 200, New York, New York 10036, to receive for it and on its behalf, service of process in the State of New York which may be served in any suit, action or proceeding of the nature referred to in this Section 5.06. Corporation Service Company consents to process being served in any such suit, action or proceeding upon Corporation Service Company, by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested. The Guarantor agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by Law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this Section 5.06(e) shall affect the right of any Finance Party to serve process in any manner permitted by Law or limit the right of any Finance Party to bring proceedings against the Guarantor in the courts of any jurisdiction or jurisdictions. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor irrevocably waives such immunity in respect of its obligations under this Agreement.
Section 5.07Limitation of Law; Severability.
(a)All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all of the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.
(b)If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law: (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the other Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.
Section 5.08Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective with respect to the Guarantor when the Administrative Agent shall have received counterparts hereof signed by itself and the Guarantor. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Agreement. Each party hereto agrees that the words “execution,” “sign,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic signatures and the storage of this Agreement in electronic form. An electronically signed and stored Agreement shall have the same effect, validity and enforceability as a manually executed signature and paper Agreement, as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law § 301-309), and any successor legislation or other applicable state e-signature law. Each party hereto acknowledges and agrees to the exclusive application of United States of America Federal Law and New York State Law with respect to the use of electronic signatures and electronic records, to use electronic signatures for the purpose of executing the following documents, and that electronic signatures operate as an original signature for all such purposes.

Section 5.09WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.10Termination. This Agreement shall terminate and have no further force or effect upon the Discharge of Guaranteed Obligations.

Section 5.11Conflict. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control.
[Signature pages follow]

IN WITNESS WHEREOF, the Guarantor has executed this Agreement as of the day and year first above written.

ATHENE ANNUITY RE LTD. By: /s/ Bradley Molitor Name: Bradley Molitor Title: President

Agreed to and Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Michelle Huynh Name: Michelle Huynh Title: Executive Director

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